UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C.  20549

FORM  8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10,  2014

The Charles  Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  1-9700

Delaware (State or other jurisdiction of incorporation)	94-3025021 (I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA  94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 21, 2014, The Charles Schwab Corporation (“CSC”) filed a Current Report on Form 8-K under Item 5.02 regarding John Clendening stepping down from his role as Executive Vice President, Investor Services of CSC.  On December 16, 2014, CSC filed a Current Report on Form 8-K under Items 5.02 and 9.01 regarding CSC entering into a Separation Agreement, General Release and Waiver of Claims (the “Agreement”) with Mr. Clendening.  Due to a technical issue, two copies of the Agreement were filed and the form was omitted.  This amendment is being made to include the form along with the Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 10, 2014, The Charles Schwab Corporation (“CSC”) entered into a Separation Agreement, General Release and Waiver of Claims (the “Agreement”) with Mr. John S. Clendening. Mr. Clendening stepped down as Executive Vice President – Investor Services of CSC as of November 18, 2014. The Agreement provides for:

•

Continued employment until the earlier of March 31, 2015 or until Mr. Clendening accepts a position as an employee or acts as an independent contractor, consultant, sole proprietor, director, officer or partner of another company, with eligibility during the employment period to receive:

o	Base salary at his current rate (an aggregate value of $153,125, subject to required withholding, as of March 31, 2015),
o	Bonus eligibility for 2014, and
o	Employee benefits;
•

Lump-sum cash payments equal to $5,167,000, subject to required withholding, to be paid in two equal installments on March 15, 2015 and December 31, 2015, provided that Mr. Clendening does not commence employment with or act in any capacity for a competitor business as defined in the Agreement on or before December 31, 2015;

•	Outplacement services as provided by Schwab’s outplacement program;
•

A standard release of all claims in favor of CSC and all of its affiliates, subsidiaries, divisions, parent corporations, stockholders, officers, directors, partners, servants, agents, employees, representatives, attorneys, employee welfare and retirement plans and the respective plan administrators and fiduciaries, past, present, and future;

•	A non-disparagement agreement; and
•	A confirmation of his obligations under his existing confidentiality, non-solicitation and intellectual property ownership agreement.

The terms of the Agreement are more fully described in the Separation Agreement, General Release and Waiver of Claims, which is included as Exhibit 10.364 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.364	Separation Agreement, General Release and Waiver of Claims by and between Mr. Clendening and CSC.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: December 18, 2014	By:	/s/ Joseph R. Martinetto
Joseph R. Martinetto
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.364	Separation Agreement, General Release and Waiver of Claims by and between Mr. Clendening and CSC.